                                                                     EXHIBIT 23


                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Stockholders
The Beard Company:

We consent to incorporation by reference in the Registration Statements (No. 33-87110, 33-98482, and 333-06757) on Form S-8 of The Beard Company of our report dated April 22, 1997, relating to the balance sheet of North American Brine Resources (a 40% owned joint venture of The Beard Company) as of December 31, 1996, and the related statements of operations, Partners' equity and cash flows for the year then ended, which report appears in the December 31, 1996, annual report on Form 10-K/A of The Beard Company.



                                                KPMG Peat Marwick LLP


Oklahoma City, Oklahoma
September 9, 1997

                                                                     EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT
                   AND REPORT ON FINANCIAL STATEMENT SCHEDULE

The Board of Directors and Stockholders
The Beard Company:

The audits referred to in our report dated March 19, 1997, included financial statement Schedule II for each of the years in the three-year period ended December 31, 1996, included in the annual report Form 10-K/A for the year ended December 31, 1996. This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement schedule based on our audits. In our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We consent to incorporation by reference in the Registration Statements (No. 33-87110, 33-98482, and 333-06757) on Form S-8 of The Beard Company of our report dated March 19, 1997, relating to the balance sheets of The Beard Company and subsidiaries as of December 31, 1996 and 1995, and the related statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the December 31, 1996, annual report on Form 10-K/A of The Beard Company.



                                                KPMG Peat Marwick LLP

Oklahoma City, Oklahoma
September 9, 1997